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                                                                   EXHIBIT 10.20


             THIS AGREEMENT ENTERED INTO AND EXECUTED IS EFFECTIVE
               UPON THE DATE OF THE LAST SIGNATURE HEREIN BELOW:

                                    BETWEEN

      VERITAS SEISMIC (1987) LTD., (HEREINAFTER REFERRED TO AS "VERITAS")
                            CALGARY, ALBERTA, CANADA

                                      AND

          BRIGHAM OIL AND GAS, L.P. (HEREINAFTER REFERRED TO AS "BOG")
                             DALLAS, TEXAS, U.S.A.


The following Appendixes constitute this agreement:

APPENDIX "I"     - ON-SITE SAGE PROCESSING SYSTEM/TERMS AND CONDITIONS
APPENDIX "A"     - DELIVERABLES
APPENDIX "B"     - 3D PROCESSING RUN STREAM
APPENDIX "C"     - ADDITIONAL PROCESSING COSTS
APPENDIX "D"     - INSURANCE CERTIFICATE

Both parties agree to give 30 days written cancellation notice to terminate agreement for reasons other than those contained herein. If a breach in the terms of the agreement is not rectified within 72 hours after notification, then the other party has the right to immediate termination of agreement.

WE HEREBY AGREE to the Terms and Conditions as outlined.

VERITAS SEISMIC (1987) LTD.                BRIGHAM OIL & GAS, L.P.


/s/ T. L. Grundecki                                /s/ Anne L. Brigham
---------------------------                        -----------------------------
(Authorized Signature)                             (Authorized Signature)

Senior Vice President                              Vice President
---------------------------                        -----------------------------
(Title)                                            (Title)

7/15/93                                            07/20/93
---------------------------                        -----------------------------
(Date)                                             (Date)

                                  APPENDIX "I"

GENERAL CONDITIONS:

Veritas is the owner of all rights, title and interest in the computer hardware/software system more specifically described as the SAGE 3D Processing System. Veritas will maintain insurance coverage to insure the equipment located at BOG site.

BOG commits to a minimum of $ U.S. $50,000.00 per month of 3D processing and Veritas commits to provide a dedicated internal SAGE Processing System to process a minimum of this volume per month. (Changes to this commitment will be administered by the Veritas Dallas area manager and BOG's representative).

The parties hereto agree that if the SAGE Processing System remains idle for a period of two weeks, then Veritas will have the option after giving BOG 24 hours notice to remove the system from BOG's offices. Such a removal will automatically terminate this agreement. The parties also agree that if it becomes inconvenient for BOG to continue to provide office space to Veritas or if BOG becomes dissatisfied with Veritas' work product, Veritas will, after receiving 30 days notice remove the system from BOG's offices. Such a removal will automatically terminate this agreement.

Veritas agrees that it is an independent contractor and that the staff operating the processing system are Veritas employees and Veritas accepts sole responsibility for complying with all state and federal withholding taxes and other employment laws. (Veritas Calgary employees working at the BOG site have existing and maintain Workman's Compensation Insurance).

INSURANCE

Included in Appendix "D" is an Insurance Certificate from Johnson & Higgins outlining our insurance coverage.

BOG will be instated into Veritas' insurance coverage, only with regards to operations performed by or on behalf of Veritas for BOG.

TURNAROUND:

Each "3D Project" will be in the range of 2 to 60 square miles.
Sequential turnaround time for processing 3D projects based on size will be as follows:

10 Sq. Mi. 3D - 2.0               weeks
20 Sq. Mi. 3D - 3.0               weeks
30 Sq. Mi. 3D - 3.0 - 4.0         weeks
60 Sq. Mi. 3D - 4.0 - 6.0         weeks

The deliverables for each 3D project are listed in Appendix "A."
The 3D Processing Run Stream is outlined in Appendix "B"
Additional Processing Costs are outlined in Appendix "C"


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

PRICE:

BOG - Dallas Site

Price for processing according to the processing run stream of Appendix "B." ------------------------------------------U.S. $14.00 - Price based on 480
Trace Records An increase in traces per record will increase the price by 5% per 100 additional traces per record.

All processing performed at BOG Dallas facility will be invoiced at the above price.

Backup / Additional Processing

If the BOG dedicated SAGE installation is backlogged or the work cannot be completed in a timely manner due to any circumstance (technical difficulties or lack of capacity) then the work will be sent to Veritas Bedford or Veritas Calgary at the following quoted price.

                      Veritas Bedford ---------------     0% price reduction
                      Veritas Calgary ---------------   -10% price reduction

Veritas will submit invoices as each 3D project is complete as per Deliverables in Appendix "A".

         - If projects are suspended by BOG, they will be billed to the work stage completed at point of suspension.

         - If larger 3Ds are processed in segments with full deliverables for that segment, they will be billed for that segment.

Additional charges for Optional Processing - as per Appendix "C".

Terms of Payment is Net 45 Days from date of Invoice.





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
Pricing will be re-evaluated on a 6-month basis to keep current with market trends.


OFFICE REQUIREMENTS

BOG will provide Veritas with the following at no additional charge:

         1).  350 sq. ft. of dedicated office space
         2).  2 - 15 amp. Dedicated circuits of power.
         3).  1 - Telephone and extension line for internal operation.
         4).  24-Hour, 7 days per week access to office for Veritas staff.
         5).  Building air-conditioning maximized to building environment.
         6).  Access to water and drain for external air-conditioner.
         7).  2 - six foot folding tables

Veritas will supply the following:

         1). 1 - Dedicated telephone line for software/hardware support, long distance and business calls.

         2). Additional room air-conditioner will be supplied by Veritas if required.

BOG will use their best efforts to approve parameters and run flows to expedite the processing and understand that additional testing and analysis will affect the completion times and the number of records the center can process in a month.

Veritas understands the importance of achieving a quality product and will do testing to improve the product where necessary.

The spirit of this agreement is to "work together" to provide a quality product in an acceptable time frame. Veritas will work in cooperation with BOG to achieve that result.

VERITAS SEISMIC (1987) LTD.                        BRIGHAM OIL & GAS, L.P.


/s/ T. L. Grundecki                                /s/ Anne L. Brigham
---------------------------                        -----------------------------
(Authorized Signature)                             (Authorized Signature)

                                  APPENDIX "A"

                                  DELIVERABLES

1).      Thermal Paper Display of Bin Map

2).      SEG P1 Tape of Bin Centres

3).      Final Fold Map of Zone of Interest

4).      SEG-Y Format Exabyte Cartridge of Structure Stack and Migration

5).      Thermal 11-inch Paper Plots of every 5th Inline Intermediate Stack
         Section

6).      Thermal Plots of Common Offset Stacks.

7). Thermal Plots of every 5th Inline and Cross-Line Section of Final Structure Stack, One Polarity (selected by Brigham Oil & Gas)

8). Thermal Plots of every 5th Inline and Cross-line section of Migrated Stacks, One Polarity (selected by Brigham Oil & Gas)

9).      Velocity Table Display

10).     Processing History Display

11).     Velocity Confirmation Display including:

         -    Semblance plots
         -    Interval velocity plots
         -    Super Gathers

12).     Thermal Paper Plots of the following Map Displays:

         -    Bin Azimuths
         -    Bin Offset Plots
         -    Elevation Statics (or Elevation Displays)
         -    Displays of Stacking Velocities at 3 Key Times
         -    Displays of Migration Velocities at 3 Key Times 1


VERITAS SEISMIC (1987) LTD.                        BRIGHAM OIL & GAS, L.P.


/s/ T. L. Grundecki                                /s/ Anne L. Brigham
---------------------------                        -----------------------------
(Authorized Signature)                             (Authorized Signature)

                                  APPENDIX "B"

                            3D PROCESSING RUN STREAM

The 3D Processing Stream includes One Pass 3D Migration, 3D Surface Consistent and Trim Statics, Quality Control of the processing and testing for optimum parameter selection, not to exceed 10% of total run time.

1).      Demultiplex, Exponential Gain Function.
2).      Display selected Shot Records for Quality Control and Edit.
3).      Geometry Files with X-Y Coordinates for all Shots and Stations.
4).      Plot Surface and Sub-surface Maps on Paper for Quality Control.
5).      First Break Batch Picking to check Geometry.
6).      Rephasing or Dephasing of Geophones (Optional).
7).      Minimum Phase Correction to Vibroseis Sweep (Optional).
8).      Deconvolution and Bandpass Filter Analysis.
9).      Application of Deconvolution (Surface Consistent Deconvolution).
10).     Residual Amplitude Analysis and Application.
11).     Structure Statics Application.
12).     Velocity Analysis.
13).     Surface Consistent Statics (3D Solution).
14).     Display Selected Shot Records with NMO for Quality Control.
15).     Preliminary Stack and Display (every 5th Line).
16).     Velocity Analysis ( every 1/2 mile).
17). Normal Moveout with Spatial (3D) Interpolation Between Analysis Control Points.
18).     First Break Mutes.
19).     Common Depth Point Trim Statics (3D Solution).
20).     Stack and Final Super Gathers (with Final NMO and Mute)
21).     Bandpass Filter Analysis.
22).     Bandpass Filter.
23).     Amplitude Equalization.
24).     Migration - One Pass 3D Finite Difference.
25). SEGY Tape of Unfiltered Structure Stack, Filtered Structure Stack and Migrated Stack.



VERITAS SEISMIC (1987) LTD.                        BRIGHAM OIL & GAS, L.P.


/s/ T. L. Grundecki                                /s/ Anne L. Brigham
---------------------------                        -----------------------------
(Authorized Signature)                             (Authorized Signature)





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
                                  APPENDIX "C"

                          ADDITIONAL PROCESSING COSTS


1).      Radon Transform Multiple or Noise Attenuation              $ 3.00/VP
         (Shot Mode)

2).      Radon Transform Multiple or Noise Attenuation              $ 4.00/VP
         (Gather Mode)

3).      Post-stack Radon Noise Elimination (2-Pass)                $ 0.10/CDP

4).      F-X Deconvolution (2 Pass)                                 $ 0.10/CDP

5).      Data Slice Film Displays (approx. 500 ms. Window)          $ 0.06/CDP/Polarity

6).      Full Length Film Displays                                  $ 0.15/CDP/Polarity

7).      Dip Moveout (Prestack Partial Migration)                   $ 3.00/Trace Record
         (Includes updating Velocities after DMO)

8).      First Break Picking and Interpretation using a             $ 2.00/480 Trace Record
         Generalized Linear Inversion Algorithm (3D Solution)

9).      Spectral Whitening Pre-stack                               $ 2.00/480 Trace Record
         Post-stack Spectral Whitening (Dcon)                       $ 0.10/CDP

10).     Additional SEG-Y Tapes                                     $ 50.00/Tape

11).     Additional Map Displays                                    $ 125.00/Map

12).     Additional Displays of Stacks to Paper                     $ 0.02/CDP/Polarity



                         ALL PRICES ARE IN U.S. DOLLARS



VERITAS SEISMIC (1987) LTD.                        BRIGHAM OIL & GAS, L.P.


/s/ T. L. Grundecki                                /s/ Anne L. Brigham
---------------------------                        -----------------------------
(Authorized Signature)                             (Authorized Signature)





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